                                                               EXHIBIT 10.83

                   TWENTY-SEVENTH AMENDMENT OF LEASE CONTRACT

        THIS TWENTY-SEVENTH AMENDMENT OF LEASE CONTRACT ("Twenty-Seventh Amendment") is entered into between CRESCENT REAL ESTATE FUNDING III, L.P., a Delaware limited partnership ("Landlord"), and A I M MANAGEMENT GROUP INC., a Delaware corporation ("Tenant"), with reference to the following:

        A. Nine Greenway Venture (predecessor in interest to Landlord) and Tenant entered into a Lease Contract dated April 14, 1980, First Amendment of Lease Contract dated January 29, 1981, Second Amendment of Lease Contract dated November 12, 1982, Third Amendment of Lease Contract dated August 17, 1984, Fourth Amendment of Lease Contract dated April 28, 1986, Fifth Amendment of Lease Contract dated December 11, 1986, Sixth Amendment of Lease Contract dated August 6, 1987, Seventh Amendment of Lease Contract dated February 4, 1988, and Eighth Amendment of Lease Contract dated January 6,1989; and Nine Greenway, Ltd. (predecessor in interest to Landlord) and Tenant entered into a Ninth Amendment of Lease Contract dated March 27, 1990, Tenth Amendment of
Lease Contract dated June 12, 1990, Eleventh Amendment of Lease Contract dated August 27, 1990, Twelfth Amendment of Lease Contract dated July 15, 1991, Thirteenth Amendment of Lease Contract dated January 13, 1992, Fourteenth Amendment of Lease Contract dated July 17, 1992, Fifteenth Amendment of Lease Contract dated July 17, 1992, Sixteenth Amendment of Lease Contract dated August 10, 1992, Seventeenth Amendment of Lease Contract dated February 25, 1993, Eighteenth Amendment of Lease Contract dated April 22, 1994, Nineteenth Amendment of Lease Contract dated March 31, 1995, Twentieth Amendment of Lease Contract dated July 31, 1995, Twenty-First Amendment of Lease Contract dated August 1, 1995 and Twenty-Second Amendment of Lease Contract (the
"Twenty-Second Amendment") dated December 1, 1995, Twenty-Third Amendment of Lease Contract dated March 18, 1996, Twenty-Fourth Amendment of Lease Contract dated March 18, 1996, Twenty-Fifth Amendment of Lease Contract dated June 29, 1996; and Landlord and Tenant entered into a Twenty-Sixth Amendment of Lease Contract dated November 29, 1996 (the "Twenty-Sixth Amendment") [as amended, the "Lease"] covering approximately 279,671 square feet of Rentable Area consisting of: approximately 9,671 square feet of Rentable Area on the Concourse Level; approximately 4,607 square feet of Rentable Area on the first
(1st) floor, approximately 23,399 square feet of Rentable Area on the sixth
(6th) floor; approximately 23,399 square feet of Rentable Area on the seventh
(7th) floor; approximately 17,741 square feet of Rentable Area on the eleventh
(11th) floor [of which approximately 10,940 square feet of Rentable Area shall become effective on or about November 16, 1996]; approximately 23,399 square feet of Rentable Area on the twelfth (12th) floor; approximately 23,829 square feet of Rentable Area being the entirety of the thirteenth (13th) floor; approximately 14,320 square feet of Rentable Area on the seventeenth (17th) floor; approximately 23,782 square feet of Rentable Area being the entirety of the eighteenth (18th) floor; approximately 23,782 square feet of Rentable Area being the entirety of the nineteenth (19th) floor; approximately 7,499 square feet of Rentable Area on the twenty-first (21st) floor; approximately 24,113 square feet of Rentable Area being the entirety of the twenty-third (23rd) floor; approximately 24,113 square feet of Rentable Area being the entirety of the twenty-fourth (24th) floor; approximately 24,113 square feet of Rentable Area being the entirety of the twenty-fifth (25th) floor; and approximately 11,904 square feet of Rentable Area on the twenty-sixth (26th) floor of the building known as Summit Tower, Eleven Greenway, Houston, Texas (the "Building").

        B. Tenant wishes to lease from Landlord additional space located on the twenty-sixth (26th) floor of the Building as hereinafter described.

        C. Landlord and Tenant now desire to enter into this Twenty-Seventh Amendment to confirm the Commencement Dates for Expansion Spaces X, CC and DD; lease additional space as outlined herein; and adjust the Base Rental and Building Operating Cost accordingly, as provided below. Unless otherwise expressly provided herein, capitalized terms shall have the same meanings as in the Lease.

        FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the parties agree as follows:
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1.      CONFIRMATION OF COMMENCEMENT DATE.

        a. The Commencement Date for Expansion Space X, as contemplated in the Twenty-Second Amendment, occurred on November 16, 1996.

        b. The Commencement Date for Expansion Space CC, as contemplated in the Twenty-Sixth Amendment, occurred on November 20, 1996.

        c. The Commencement Date for Expansion Space DD, as contemplated in the Twenty-Sixth Amendment, occurred on January 16, 1997.

2.      ADDITIONAL SPACE.

        a. Landlord leases to Tenant and Tenant leases from Landlord approximately 4,555 square feet of Rentable Area on the twenty-sixth (26th) floor of the Building shown outlined and hatched on EXHIBIT "A" attached hereto ("Expansion Space EE").

        b. The lease term for Expansion Space EE shall commence on March 1, 1997, regardless of the date such space is ready for Tenant's occupancy, and shall expire on December 31, 2003, the date of expiration of the Fourth Extension Period.

3. TOTAL SQUARE FOOTAGE. Commencing March 1, 1997, the term "Leased Premises" as used herein shall mean and include approximately 284,226 square feet of Rentable Area, being approximately 279,671 square feet of Rentable Area then leased and occupied by Tenant, plus approximately 4,555 square feet of Rentable Area in Expansion Space EE leased hereunder.

4.      BASE RENTAL.

        a. Tenant shall pay Landlord Base Rental for Expansion Space EE in the sum of Five Thousand Four Hundred Sixty-Six and 00/100 Dollars ($5,466.00) per month from March 1, 1997 through May 31, 1998. Commencing June 1, 1998 and continuing through December 31, 2003, Tenant shall pay Landlord Base Rental for Expansion Space EE in the sum of Six Thousand Four Hundred Fifty-Two and 92/100 Dollars ($6,452.92) per month.

        b. Effective January 16, 1997 (i.e., the Commencement Date for Expansion Space DD taken under the Twenty-Sixth Amendment), the rent schedule set forth in PARAGRAPH 5 of the Twenty-Sixth Amendment is deleted in its entirety and the following rent schedule, which takes into consideration Expansion Spaces EE leased hereunder, shall be substituted in lieu thereof:

       FROM                            TO                   MONTHLY BASE RENTAL
       ----                            --                   -------------------
January 16, 1997                February 28, 1997               $318,960.58
March 1, 1997                   December 31, 1997               $324,426.58
January 1, 1998                 May 31, 1998                    $351,793.32
June 1, 1998                    June 9, 2000                    $352,780.24
June 10, 2000                   December 31, 2000               $364,541.27
January 1, 2001                 December 31, 2003               $389,655.89

5. ESCALATION ADJUSTMENT. Commencing March 1, 1997, Tenant's proportionate share of increases in Building Operating Costs payable under PARAGRAPH 13 of the Lease shall be increased to take such additional expansion space into consideration. The "Base Year" for Expansion Space EE shall be calendar year 1996.

6. CONDITION OF PREMISES. Landlord will tender and Tenant agrees to accept Expansion Spaces EE in an "as-is" condition; however, Landlord shall provide an allowance ("Construction Allowance") of Forth Thousand Two Hundred Twenty and 65/100 Dollars ($40,220.65) for permanent leasehold improvements Tenant may elect to install in Expansion Space EE. As said Construction Allowance is utilized by Tenant, payments and/or partial payments to Tenant shall be made within thirty (30) days from Landlord's receipt of paid invoices. Tenant shall, at its sole cost and expense, provide complete construction documentation, including MEP engineered drawings.

                                       2
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7.      COMPETITIVE BIDS. For Expansion Space EE, Landlord will seek competitive bids from a minimum of three (3) general contractors which meet Landlord's existing requirements from Landlord's approved bidding list mutually agreed upon between Tenant and Landlord and provide Tenant copies of the bids. In addition, only subcontractors approved by Landlord, according to Landlord's current standards for such approval, will be permitted to work on the mechanical, electrical and plumbing systems of the Building. Tenant shall be allowed to participate in the selection of the successful bidder and Tenant shall enter into a contract with the successful bidder.

8. AMERICANS WITH DISABILITIES ACT. Landlord shall be responsible for costs and implementation associated with compliance with the Americans with Disabilities Act (the "ADA") for the Building and all points of access into the Building ("the Landlord's ADA Work"). Tenant shall be responsible for all costs and implementation associated with ADA compliance within Expansion Spaces EE.

9. TIME OF THE ESSENCE. Time is of the essence with respect to Tenant's execution and delivery of this Twenty-Seventh Amendment to Landlord. If Tenant fails to execute and deliver a signed copy hereof to Landlord by 5:00 p.m, January 31, 1997, it shall be deemed null and void and shall have no force or effect, unless otherwise agreed in writing by Landlord.

10. BINDING EFFECT. Except as modified by this Twenty-Seventh Amendment, the terms and provisions of the Lease shall remain in full force and effect, and the Lease, as modified hereby, shall be binding upon the parties hereto, their successors and assigns. This document shall become effective only after the full execution and delivery hereof by Landlord and Tenant.

        Landlord and Tenant execute this Twenty-Seventh Amendment on January 16, 1997.


                                        CRESCENT REAL ESTATE FUNDING III, L.P.,
                                        a Delaware limited partnership

                                        By:     CRE Management III Corp., a
                                                Delaware corporation, its
                                                General Partner



                                                By: /s/ HOWARD W. LOVETT
                                                    ---------------------------
                                                    Howard W. Lovett, Vice
                                                    President
                                                                       LANDLORD


                                        A I M MANAGEMENT GROUP INC., a Delaware
                                        corporation



                                                By: /s/ GARY T. CRUM
                                                    ---------------------------
                                                    Gary T. Crum, Senior Vice
                                                    President
                                                                         TENANT

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                                 [FLOORPLAN]


                                  EXHIBIT "A"

                               EXPANSION SPACE EE

                      APPROXIMATELY 4,555 RENTABLE SQ. FT.


11 GREENWAY PLAZA                                       Floor Status  FLOOR 26
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SENTERRA DEVELOPMENT                                    1 February 1996


PLEASE INITIAL

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